UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2007

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 263-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On May 20, 2007, Cytyc Corporation (“Cytyc”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hologic, Inc. (“Hologic”) and Nor’easter Corp. (“Merger Sub”). In connection with the Merger Agreement and the transactions contemplated thereby, the Board of Directors of Cytyc adopted Amendment No. 3 (the “Amendment”) to the Rights Agreement dated as of August 27, 1997, as amended on June 22, 1998, January 3, 2003 and November 6, 2003 (as so amended, the “Rights Agreement”), between Cytyc and Computershare Trust Company, N.A. (successor to EquiServe Trust Company, N.A., which was a successor to BankBoston, N.A.), as rights agent, which Amendment was entered into as of May 20, 2007. The Amendment amends various provisions of the Rights Agreement to provide, among other things, that, notwithstanding anything in the Rights Agreement that might otherwise be deemed to the contrary:

(a)	none of Hologic, Merger Sub or any of either such parties’ affiliates or associates shall be deemed to be an “Acquiring Person” or an “Adverse Person” under the Rights Agreement,

(b)	no Adverse Person Event under the Rights Agreement shall be deemed to have occurred,

(c)	no Distribution Date under the Rights Agreement shall be deemed to have occurred,

(d)	no Stock Acquisition Date under the Rights Agreement shall be deemed to have occurred, and

(e)	no Triggering Event under the Rights Agreement shall be deemed to have occurred,

solely by reason of (i) the approval, execution or delivery of the Merger Agreement, (ii) the announcement or consummation of the Merger (as defined in the Merger Agreement) or (iii) the consummation of the transactions specifically contemplated by the Merger Agreement.

The foregoing summary description of the Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1, and is incorporated herein by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 3 to Rights Agreement, dated as of May 20, 2007, by and between Cytyc Corporation and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION

By:	/s/ A. Suzanne Meszner-Eltrich
A. Suzanne Meszner-Eltrich Senior Vice President, General Counsel and Secretary

Date: May 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 3 to Rights Agreement, dated as of May 20, 2007, by and between Cytyc Corporation and Computershare Trust Company, N.A.